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                                                                   EXHIBIT 10.26

                               EMPLOYMENT AGREEMENT


         AGREEMENT dated as of May 26, 2000, between ScreamingMedia Inc., a Delaware corporation (the "Company") and J. Terrence Waters (the "Executive").

         WHEREAS, the parties desire to enter into an employment agreement, on the terms and conditions hereinafter set forth, providing for the employment of the Executive by the Company for the term herein specified;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         SECTION 1. EMPLOYMENT AND TERM.

         The Company hereby employs the Executive, and the Executive hereby agrees to serve, as an executive employee of the Company with the duties set forth in Section 2, for a term (hereinafter called the "Term of Employment") beginning May 26, 2000 and ending on February 13, 2003, unless sooner terminated as provided herein.

           SECTION 2. DUTIES.

                  (a) The Executive agrees that during the Term of Employment, he will hold the office of Chief Operating Officer of the Company reporting to the Company's Board of Directors and its Chief Executive Officer (CEO). The Executive agrees that he will perform faithfully and to the best of his ability such duties and assignments relating to the business of the Company, as the Board of Directors or the Chief Executive Officer of the Company shall direct and consistent with the his office. The Executive acknowledges and agrees that he shall also serve without additional remuneration as a director of ScreamingMedia.com Ltd., the wholly owned subsidiary of the Company. The Company represents to the Executive that the Board of Directors has authorized the making of this Agreement and has approved the appointment of Executive as COO of the Company and a director of Screaming Media.com Ltd.

                  (b) If the Board of Directors of the Company so requests, the Executive shall, in addition to his duties as COO of the Company and director of ScreamingMedia.com Ltd., serve as an officer of one or more subsidiaries of the


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Company. Part or all of the compensation to which the Executive is entitled hereunder may be paid by such subsidiary or subsidiaries. However, such employment or payment of the Executive by a subsidiary or subsidiaries shall be guaranteed by the Company and shall not relieve the Company from any of its obligations under this Agreement.

                  (c) During the Term of Employment, the Executive shall, except during customary vacation periods and periods of illness, devote all of his business time and attention to the performance of his duties hereunder and to the business and affairs of the Company and its subsidiaries and to promoting the best interests of the Company and its subsidiaries and he shall not, either during or outside of normal business hours, engage in any activity inimical to such best interests. Notwithstanding the foregoing, Executive may serve as a Director on Boards of organizations which do not compete with the Company and may engage in charitable or civic pursuits provided that such service or pursuits do not interfere with Executive's obligations under the Agreement.

           SECTION 3. COMPENSATION DURING TERM OF EMPLOYMENT.

                  (a) BASE SALARY. During the Term of Employment, the Company shall pay to the Executive compensation (in addition to the compensation provided for elsewhere in this Agreement) in equal installments at the rate of $200,000 per year (such amount being herein called "Base Salary"). Executive's base salary shall be reviewed at least annually during the term of the Agreement with regard to potential increases as authorized by the Board of Directors. The Base Salary shall be paid in such periodic installments, as the Company may determine, but not less often than monthly.

                  (b) MERIT BONUS. During the Term of Employment, the Executive shall be paid an annual cash bonus based upon the achievement of such objective performance goals as are mutually agreed between the Company and the Executive during each year of the Term of Employment. The annual cash bonus shall be paid no later than March 31 of each year, for the prior year, and shall in no event, in any such year, be less than the sum of $100,000. The bonus for the year 2000 will be pro rated from February 14, 2000.

                  (c) STOCK OPTIONS (FIRST GRANT). Effective as of February 14, 2000, the Company shall grant to the Executive a seven-year non-qualified stock option (the "Option") to purchase 225,000 shares of Common Stock of the Company,
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par value $.01 per share ("Common Stock"), at an exercise price of $3.50 per share. The agreement evidencing the Option shall be in the form attached as Exhibit A.

                  (d) STOCK OPTIONS (SECOND GRANT). Effective as of May 26, 2000, the Company shall grant to the Executive a seven-year non-qualified stock option (the "Option") to purchase 80,000 additional shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), at an exercise price of $4.588 per share. The agreement evidencing the Option shall be in the form attached as Exhibit B.

                  (e) MOST FAVORED PROVISION. During the Term of Employment, the Executive shall be entitled to receive equity awards under the Company's equity incentive plans (including, but not limited to the 1999 Stock Option Plan and the 2000 Equity Incentive Plan) at such time or times when grants are made to the Company's highest level executive officers generally as a group, which group shall exclude the Company's Chief Executive Officer but shall include, among other executive officers of the Company, the Company's President and Chief Financial Officer. Such awards shall be commensurate with the Executive's position and shall have terms similar to the awards granted to said other highest level executive officers of the Company.

                  (f) FRINGE BENEFITS AND PERQUISITES. During the Term of Employment, the Executive shall enjoy the customary perquisites of office, including but not limited to office space and furnishings, secretarial services, expense reimbursements and any similar emoluments customarily afforded to senior executive officers of the Company as authorized or approved by the Board of Directors. Not withstanding the generality of the foregoing, during the Term of Employment, the Company shall provide the Executive with a cellular phone and service and a laptop computer compatible with the Company's system. The Executive shall also be entitled to receive or participate in the highest level of all "fringe benefits" and employee benefit plans, if any, now or hereafter provided or made available by the Company to its executives or management personnel generally, such as, but not limited to, group hospitalization, medical, life and disability insurance, and pension, retirement, profit-sharing and medical reimbursement plans, all as the Board of Directors shall deter mine. During the Term of Employment, the Executive's participation in the Company's fringe benefit programs, including without limitation, (a) so-called "golden parachute" provisions and (b) severance entitlements and the terms of this Agreement, shall be modified and/or added hereto, to the extent any such fringe benefit or any analogous provision of the employment agreements entered into between the

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Company and its other highest-level executive officers other than the Chief
Executive Officer, but including, among others, the Company's President and Chief Financial Officer, is modified in a way that is monetarily advantageous to such officers and (i) causes such officers' participation in any such program to be at a higher level than the Executive's participation or (ii) causes any such modified provision of such officers' agreements to be monetarily more advantageous to such officers than the analogous term of this Agreement is to the Executive. The Executive will use of a car service for commute to/from home to NYC office and/or other travel required by the company.

                  (g) VACATIONS. The Executive shall be entitled each year to a paid vacation of four weeks. The Company shall not pay the Executive any additional compensation for any vacation time not used by the Executive.

           SECTION 4. TERMINATION OF EMPLOYMENT.

                  (a) DEATH OR TOTAL DISABILITY. The employment of the Executive will terminate upon his death or if, by reason of partial or total disability, Executive is incapable of performing his principal duties hereunder for a period of 90 consecutive working days or for more than 120 working days in any 12 month period ("Disability"). If, during the Term of Employment, the employment of the Executive is terminated due to death or Disability, the Executive or his estate shall receive, within 30 days of such termination, any compensation earned but not yet paid, including and without limitation, any declared but unpaid bonus, any amount of Base Salary or current bonus accrued or earned but unpaid, any accrued vacation pay and any unreimbursed business expenses payable, which amounts shall be promptly paid in a lump sum to Executive's estate with all accrued items being paid on a pro-rata basis, determined through the effective date of termination of the Executive's employment ("Date of Termination"). Any other amounts or benefits owing to Executive under the then applicable employee benefit plans or policies of the Company shall be paid in accordance with such plans or policies. Upon the Date of Termination all unvested equity grants relating to Common Stock (including but not limited to the Option) and all other benefits under this Agreement shall lapse, expire and be forfeited (other than the proceeds of any insurance or disability policy or medical cover age provided by the Company which are or become payable by reason of the Executive's death or Disability, as the case may be).

                  (b) FOR CAUSE OR FOR LACK OF GOOD REASON. The employment of the Executive may be terminated by the Company at any time for Cause (as defined

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below) or by the Executive at any time without Good Reason (as defined below).
If, during the Term of Employment, the employment of the Executive is terminated by the Company for Cause or by the Executive without Good Reason, the Executive shall receive, within 30 days of such termination, Base Salary provided for in
Section 3 as then in effect, accrued through the Date of Termination. Upon the Date of Termination (i) all unvested equity grants relating to Common Stock (including but not limited to the Option) and all other benefits under this Agreement shall lapse, expire and be forfeited.

                  (c) WITHOUT CAUSE OR WITH GOOD REASON. The employment of the Executive may also be terminated by the Company at any time without Cause or by the Executive at any time with Good Reason. If, during the Term of Employment, the employment of the Executive is terminated by the Company without Cause, or by the Executive with Good Reason, the Executive shall continue to receive the Base Salary provided for in Section 3 as then in effect and medical and other insurance coverage in effect on the Date of Termination for six months immediately following termination. Further, the Company shall pay to the Executive a pro rata portion of the Merit Bonus provided for in Section 3, in respect of the year in which termination of employment occurs, calculated from the commencement of such year through the Date of Termination. The Company shall pay to the Executive all vacation in respect of the year in which such termination of employment occurs that is accrued to the Date of Termination but unpaid as of the Date of Termination. In the event that the employment of the Executive is terminated by the Company at any time without Cause or by the Executive with Good Reason, the unvested portion of the Executive's option grants dated February 14, 2000 and May 26, 2000 will be accelerated and exercisable as to fifty percent (50%) of those options outstanding under the aforementioned grants at the time of such termination.

                  (d) DEFINITION OF "CAUSE" AND "GOOD REASON." For purposes of this Agreement, "Cause" means (i) willful failure of the Executive to perform his duties with the Company which have been duly assigned to the Executive, (ii) the engaging by the Executive in willful conduct which is materially injurious to the Company, monetarily or otherwise, (iii) the conviction of the Executive of, or the Executive's plea of nob contendere to, any crime or offense constituting a felony; or (iv) a failure by the Executive to comply with any material provision of this Agreement, which failure is not cured (if capable of cure) within 10 business days after receipt of written notice of such non-compliance by the Executive. Termination of the Executive for Cause shall mean termination by action of at least a majority of the Company's Board of Directors, at a meeting duly called and held upon at least 10

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business days' written notice to the Executive specifying the particulars of the action or inaction alleged to constitute Cause. Action or inaction by the Executive shall not be considered "willful" unless done or omitted by him intentionally or not in good faith and without reasonable belief that his action or inaction was in the best interest of the Company, and shall not include failure to act by reason of total or partial incapacity due to physical or mental illness.

                  For purposes of this Agreement, "Good Reason" means (i) a material adverse alteration in the nature or status of the Executive's position, duties or responsibilities from those in effect as of the inception of the Term of Employment; (ii) unless otherwise agreed to by the parties the Executive is required to render services required pursuant to this Agreement at a location other than New York City (other than reasonable travel obligations in the ordinary course of business); (iii) any material breach by the Company of any provision of this Employment Agreement, in any case, which is not cured (if capable of cure) within 10 business days after receipt by the Company of written notice thereof; or (iv) in the event of a "Change of Control" which shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred: (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subclause (A) of clause (3) below;
(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(3) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity

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or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as theft ownership of the Company immediately prior to such sale.

                  SECTION 5. COVENANT NOT TO COMPETE.

                  In the case of termination of the Executive's employment pursuant to Section 4(b) above, for a period of six months after the Date of Termination, the Executive shall not, in The City of New York render services to any corporation, individual or other entity engaged in any activity, or himself engage directly or indirectly in any activity, which is competitive to any material extent with the then business of the Company or any of its subsidiaries. In the case of any termination of Executive's employment under this Agreement, for a period of six months after the end of the Term of Employment, the Executive shall not solicit for the purpose of diverting business from the Company, for himself or a business competitive with that of the Company or any of its then subsidiaries, business from any person, firm or corporation which shall, at the time that the Term of Employment ends, be an existing customer of the Company or any such subsidiary or solicit, raid or entice or induce any employee of the Company or any of its subsidiaries to become employed by any other business enterprise. It is understood that general and trade advertising is not to be deemed a form of "solicitation" for purposes of this Agreement. As used herein, "existing customer" means any person, firm or corporation which is on the list or lists maintained by the Company or any subsidiary of its customers, as well as any person, firm or corporation which has made a purchase from the Company or a subsidiary within the preceding year.


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         SECTION 6. COMPANY'S RIGHT TO INJUNCTIVE RELIEF.

         The Executive acknowledges that his services to the Company are those of a senior managerial executive, with an intimate knowledge of and day to day dealing with the Company's customers, distributors, suppliers and the key employees of the Company and its subsidiaries, as well as an intimate knowledge of the plans and strategies of the Company and its subsidiaries for present and future businesses and extensions thereof are of a unique character, which gives them a peculiar value to the Company, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, and that therefore, in addition to any other remedy which the Company may have at law or in equity, the Company and each relevant subsidiary shall be entitled to injunctive relief for a breach of this Agreement by the Executive.

         SECTION 7. TRADE SECRETS AND CONFIDENTIAL INFORMATION.

         The Executive shall not, either directly or indirectly, except as required in the course of his employment by the Company disclose or use at any time, whether during or subsequent to the Term of Employment, any information of a proprietary nature owned by the Company or any of its subsidiaries including, but not limited to, (i) lists of customers, clients and contacts,
(ii) contracts with customers, programmers, developers, suppliers, distributors and other dealers, marketing plans, financial condition and results of operation, and (iii) records, data, formulae, documents, specifications, inventions, processes, methods and intangible rights which are acquired by him in the performance of his duties for the Company or any subsidiary thereof and which are of a confidential information or trade secret nature. All inventions, processes, methods and intangible rights, lists of customers, clients and contacts, con tracts with customers, suppliers and distributors, records, files, drawings, documents, equipment and the like, relating to the business of the Company or a subsidiary, which the Executive shall invent, develop, conceive, produce, prepare, use, construct or observe, shall be and remain the sole property of the Company or the relevant subsidiary. Upon the termination of his employment (or earlier upon request of the Company), the Executive shall return to the possession of the Company all materials (and all copies thereof) involving any and all confidential information or trade secrets of, and shall not take any material or copies thereof from the possession of, the Company or any subsidiary.


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           SECTION 8. MISCELLANEOUS.

                  (a) The captions in this Agreement are not part of the provisions hereof, are merely for the purpose of reference and shall have no force or effect for any purpose whatsoever, including the construction of the provisions of this Agreement, and if any caption is inconsistent with any provisions of this Agreement, such provisions shall govern.

                  (b) This Agreement is made in, and shall be governed by and construed in accordance with the internal laws of, the State of New York, without regard to conflicts-of-law principles.

                  (c) This Agreement contains a complete statement of all of the arrangements between the parties with respect to the subject matter hereof; and there are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter of this Agreement which are not fully expressed in this Agreement. This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom any waiver, change, modification or discharge is sought.

                  (d) All notices given hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, and, if intended for the Company, shall be addressed to it at its principal office at 601 West 26th Street, New York, New York 10021 for the attention of William P. Kelly, Esq., General Counsel of the Company with a copy to Alan S. Ellman, President of the Company, or at such other address and for the attention of such other person of which the Company shall have given notice to the Executive in the manner herein provided, and, if intended for the Executive, shall be addressed to him at his then current residence address as shown by the employment records of the Company, or at such other ad dress or to such designee of which the Executive shall have given notice to the Company in the manner herein provided. Each such notice shall be deemed to be given on the date received at the address of the addressee.

                  (e) Dispute Resolution.

                  (i) Except as otherwise provided in this Agreement, any controversy or dispute arising out of or relating to this Agreement shall be settled solely and exclusively by arbitration. The parties hereto expressly waive theft rights to (x) bring any such controversy or dispute in a court of

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         law and (y) seek, demand or be awarded any punitive or exemplary damages in connection with any such arbitration.

                           (ii) Arbitration shall be conducted by three arbitrators, one to be selected by each of the parties and the third to be designated by the two arbitrators so selected. In the event of their failure to agree on the third arbitrator, selection shall be made by the American Arbitration Association in New York City where, to the fullest extent permitted by law, the arbitration shall take place.

                           (iii) The arbitrators shall, to the fullest extent permitted by law, follow the commercial arbitration rules of the American Arbitration Association, except as otherwise provided herein. The arbitrators shall substantially comply with the federal rules of evidence applicable to a federal district court sitting in New York, New York; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; shall conduct a pre-arbitration hearing and consider dispositive motions. Each party shall have the right to request the arbitrators to make findings of specific factual issues.

                           (iv) The arbitrators shall complete their proceedings and render their written decision (inclusive of findings of fact and findings of law) within 40 days after the submission of the dispute to them, unless both parties agree to an extension. Each party shall cooperate with the arbitrators to comply with procedural and time requirements and the failure of either to do so shall entitle the arbitrators to extend the arbitration proceedings accordingly and to impose sanctions on the party responsible for the delay, payable to the other party.

                           (v) The majority decision of the arbitrators shall contain findings of facts on which the decision is based, including any specific factual findings requested by either party, and shall further contain the reasons for the decision with reference to the legal principles on which the arbitrators relied. Such decision of the arbitrators shall be final and binding upon the parties, and accordingly the parties shall promptly comply with the terms of such decision, and, to the fullest extent permitted by law, a judgment by a court of competent jurisdiction (which shall be deemed to include any state or federal court sitting in New York, New York or the State of New York) may be entered in accordance therewith.

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                  SECTION 9. MERGERS AND CONSOLIDATIONS; ASSIGNABILITY.

                  In the event that the Company or any successor to the Company shall at any time be merged or consolidated into or with any other entity or entities, or in the event that substantially all of the assets of the Company or any such successor shall be sold or otherwise transferred to another entity, the provisions of this Agreement shall be expressly assumed by such succeeding entity and shall be binding upon and shall inure to the benefit of such succeeding entity. Except as provided in this Section 9, this Agreement shall not be assignable by the Company or by any such successor referred to in this
Section 9. This Agreement shall not be assignable by the Executive, but in the event of his death it shall be binding upon and inure to the benefit of his legal representatives to the extent required to effectuate the terms hereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                SCREAMINGMEDIA INC.


                                By:: /s/ Kevin C. Clark
                                    _______________________________
                                Name:   Kevin C. Clark
                                Title:  Chief Executive Officer


                                J. TERRENCE WATERS


                                By: /s/ J. Terrence Waters
                                   _______________________________
                                J. Terrence Waters
                                Address:

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                               SCREAMINGMEDIA INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1999 STOCK OPTION PLAN
                           NON-QUALIFIED STOCK OPTION


         AGREEMENT entered into as of February 14, 2000 (the "Date of Grant") by and between SCREAMINGMEDIA INC., a Delaware corporation (the "Company"), and J. Terrence Waters (the "Employee"), an employee of the Company (or one of its subsidiaries) (the Company and its subsidiaries herein together referred to as the "Company").

         WHEREAS, the Company has concurrently herewith entered into an Employment Agreement with the Employee (the "Employment Agreement"); and

         WHEREAS, the Company desires to grant the Employee a non-qualified stock option under the Company's 1999 Stock Option Plan (the "Plan") to acquire shares of the Company's Common Stock, $.01 par value per share (the "Shares");

         WHEREAS, Section 6 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Employment Agreement, the Company and the Employee hereby agree as follows:

         1. Grant of Option. The Company hereby grants to the Employee a non-qualified stock option (the "Option") to purchase 225,000 Shares on the terms and conditions hereinafter set forth.

         2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by the Option shall be $3.50 per Share.

         3. Time of Exercise of Option. The Option shall become exercisable (i) with respect to 25% of the Shares covered thereby on August 14, 2000; (ii) with respect to an additional 8% of the Shares covered thereby on February 14, 2001; and (iii) with respect to the remaining 67% of the Shares covered thereby, an additional 8.375% in equal quarterly installments on each May 14, August 14,
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and February 14 thereafter, with the final vesting date being February 13, 2003;
provided, that, the Employee is employed by the Company on each such date.

                      4. Term of Option; Exercisability.


                        (1) Term.

                           (1) The Option shall expire on the date that is seven
years after the Date of Grant, but shall be subject to earlier termination as herein provided.

                           (2) If the Employee at any time hereafter ceases for
any reason to be an employee of the Company, the Option shall terminate in its entirety on the last day of the third month following the Date of Termination (as defined in the Employment Agreement), or on the date on which the Option expires by its terms, whichever occurs first.

                        (a) Exercisability.

                           (1) If the Employee ceases to be an employee of the
Company, except as the Option granted to the Employee hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on the date such Employee ceases to be an employee of the Company. No partial exercise of the Option may be made for less than 25 full Shares.

                           (2) Notwithstanding the foregoing, in the event of a
Change in Control and absent termination of employment prior to such Change in Control, the Option shall become vested and exercisable as to one-half (50%) of the then unvested options.

                           (3) For this Agreement, the term "Change in Control"
means (i) any "person" or "group", as such terms are used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit program of the Company, or any company owned, directly or indirectly, by the shareowners of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule d-3 under the Exchange Act) of, or acquires by proxy or otherwise, directly or indirectly, securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities without the approval of the Board;
(ii) during any period of two consecutive

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years, individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
(i), (iii), or (iv) of this sentence) whose election by the Board or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; (iii) the shareowners of the Company approve a merger or consolidation of the Company with any other Company or a compulsory share exchange pursuant to which the Company's Common Stock is exchanged for stock or securities of another Company, other than (1) a merger or consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or share exchange or (2) a merger or consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no "person" acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareowners of the Company approve a program of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Companies assets and properties.

         5. First Refusal Rights. If Employee, at any time, or from time to time, after exercise of this Option, receives a bona fide offer from any person or entity to purchase any of the Shares received upon exercise (the "Third Party Offer"), prior to the acceptance thereof, Employee shall give written notice thereof to the Company. Such notice (the "Offering Notice") shall contain a copy of the Third Party Offer and state the name and address of the offeror and the price at which and terms upon which such Shares (the "Offered Shares") are proposed to be transferred. The Offering Notice shall be deemed to be an offer by the Employee to sell the Offered Shares, and for a period of 30 calendar days thereafter the Company shall have a right of first refusal to purchase the Offered Shares at the price and upon the other terms stated in the Offering Notice. An acceptance of Offered Shares shall be effected by written notice (an "Acceptance Notice") delivered to the Employee. The closing of the sale of the Offered Shares pursuant to the exercise of the first refusal rights granted by this Section 5 shall occur within 30 calendar days after the date of the Acceptance Notice. The rights and obligations set forth in this Section 5 shall terminate on the

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
effective date of a registration statement filed by the Company under the Securities Act of 1933 (the "1933 Act") pertaining to a firm commitment underwritten initial public offering of the Company's equity securities.

          6. Manner of Exercise of Option.

                        (1) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving writ ten notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Payment shall be wholly in cash. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than 30 calendar days from the date of receipt of the notice by the Company.

                        (2) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its common stock as will be sufficient to issue the shares granted in the Option. The Employee shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon the due exercise of the Option.

         7. Non-Transferability. The right of the Employee to exercise the Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the life time of the Employee only by him or her, as the case may be. The Option shall be null and void and without effect upon the bankruptcy of the Employee or upon any attempted assignment or transfer, except as herein above provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, divorce, trustee process or similar process, whether legal or equitable, upon the Option.

         8. Representation Letter and Investment Legend.

            (1) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be registered under the 1933 Act, upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as

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
Exhibit 1 and the Company shall place an investment legend, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

            (2) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of Shares.

         9. Adjustments on Changes in Capitalization. Adjustments on Changes in Capitalization and the like shall be made in accordance with Section 12 of the Plan, as in effect on the date of this Agreement.

         10. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised. However, during the period of the Employee's employment, the employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

         11. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         12. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

         13. No Qualification under Section 422. It is understood and intended that the Option granted hereunder shall not qualify as an "incentive stock option" as defined in Section 422 of the Code. If the Employee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Shares received upon exercise of this Option, he or she will notify the Company within 30 calendar days after such disposition.

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
         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand, all as of the day and year first above written.


                                SCREAMINGMEDIA INC.


                                By: /s/ Kevin Clark
                                   ____________________________________
                                Title: Chief Executive Officer

                                       /s/ J. Terrence Waters
                                _______________________________________
                                Employee:  J. Terrence Waters
                                Address:_______________________________
                                        _______________________________

                                Social Security No.:

                                    EXHIBIT I

                            TO STOCK OPTION AGREEMENT



Gentlemen:

In connection with the exercise by me as to _________ shares of common stock, par values $.01 per share, of ScreamingMedia Inc., a Delaware corporation (the "Company"), under the non-qualified stock option dated ____________, granted to me under the 1999 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

         14. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

         15. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

         16. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

         17. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

         In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act.

In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of that Act. These shares may not be sold, pledged or transferred in the absence of an effective registration statement under the Securities Act of 1933, as amended, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

         I further agree that the Company may place a stop order with its transfer agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.


                                     Very truly yours,


                                     _____________________________
                                     J. Terrence Waters


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